Investor Presentation March 2016

This presentation contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are made in reliance upon the protections provided by such Act for forward-looking statements. These forward-looking statements (such as when the Company describes what it "believes", "expects", or "anticipates" will occur, and other similar statements) include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect the Company's current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of risks and events and is subject to uncertainties and other factors that may cause the Company's actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. The following important factors , among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements: the success of strategic initiatives aimed at driving the Company’s turnaround; the success of the Company’s efforts to enhance its core business; the Company’s ability to successfully remediate material weaknesses in the Company’s internal controls; litigation and governmental investigations or proceedings arising out of or relating to accounting and financial reporting matters; business conditions and growth or contraction in the Company’s customers’ industries, the electronic manufacturing services industry and the general economy; variability of the Company’s operating results; the Company’s ability to control its material, labor and other costs; the Company’s ability to manage its assets, including inventory; the Company’s dependence on a limited number of major customers; the potential consolidation of the Company’s customer base; availability of component supplies; dependence on certain industries; variability and timing of customer requirements; technological, engineering and other start-up issues related to new programs and products, uncertainties as to availability and timing of governmental funding for the Company’s customers; the impact of government regulations, including FDA regulations; the types and mix of sales to the Company’s customers; the Company’s ability to assimilate acquired businesses and to achieve the anticipated benefits of such acquisitions; intellectual property litigation and the outcome of arbitration proceedings with the Company’s former chief executive officer; unforeseen product failures and the potential product liability claims that may be associated with such failures; the availability of capital and other economic, business and competitive factors affecting the Company’s customers, its industry and business generally; failure or breach of the Company’s information technology systems; and natural disasters. Any one or more of these risks and uncertainties could cause future results or events to differ materially from those expressed or implied in these forward- looking statements. For a further list and description of risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in these forward-looking statements, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in the Company’s most recent Annual Report on Form 10-K and the Company’s subsequently filed Securities and Exchange Commission reports. Safe Harbor Statement 2 Except as otherwise required by law, the Company undertakes no obligation to publicly update or correct any forward-looking statements, whether as a result of new information, future events, or otherwise. All forward-looking statements are expressly qualified by these cautionary statements

3 Unique Business Model • 2014 Americas Electronics Market: $432B; projected 5.7% CAGR over next 5 years* • Mission critical and Life- saving products in growing market sectors* - Medical $5.6B TAM, 7.4% CAGR - Industrial $8.2B TAM, 6.9% CAGR - Military $5.2B TAM, 5.9% CAGR • Proven performance with Marquee Blue Chip customers - Solve complex technical challenges - Simplify supply chain Turnaround Underway • New Leadership - New CEO/Board in February 2015 after successful proxy contest - New CEO has proven track record at IEC • Improved Financial Performance 1Q16 - Third consecutive quarter of gross profit improvements - Gross profit dollars 68% YoY - Organic revenue growth of 14.2% YoY - $1.5M net income - EPS $0.15 • Near-shoring trends occurring - Intellectual property protection - Supply chain risk reduction - Lower transportation costs - Higher quality & performance - Innovative technical solutions • Defense industry requirements for domestic manufacturing • Highly responsive to volatile end market demand US Manufacturing Attractive Niche *Projected CAGR 2014-2019 Source: New Venture Research Corp.

Specialize in Complex Electronics and Highly Configurable Full System Assemblies 4 Company Overview Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products • Develop Customized Stress Testing Platforms to Simulate a Product’s End Application • Engineering Solutions to Design New and Optimize Existing Products • Laboratories to Perform Counterfeit Component Detection & Complex Failure Analysis  Solving Challenges for Critical Applications where Field Failure is not an Option.

5 Company Overview Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products • Precision Metalworking & Design Services • Full System Assembly • Complex Cable & Harness Manufacturing Specialize in Complex Electronics and Highly Configurable Full System Assemblies ‣ Minimizing Supply Chain Risk Through Vertical Manufacturing

6 Company Overview Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products Electronic Manufacturing Solutions for Life-Saving and Mission Critical Products • Logistics and Fulfillment Directly to the End Customer • Full System Assembly & Custom Configuration Specialize in Complex Electronics and Highly Configurable Full System Assemblies ‣ Delivering Broad Array of Manufacturing Solutions • Products Such As • Encrypted Satellite Communication • Weapons Systems • Infusion Pumps • Ruggedized Industrial Controls

Proven Management Executing Turnaround 7 $0 $50 $100 $150 $200 $250 $300 199 3 199 4 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 Revenue (millions) -10% -5% 0% 5% 10% 15% 20% 25% 30% 199 3 199 4 199 5 199 6 199 7 199 8 199 9 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 Gross Margin $28 $30 $32 $34 $36 1Q15 2Q15 3Q15 4Q15 1Q16 Returned to Profitability in 4Q15 $127M $32.9M 12.8% 0% 5% 10% 15% 20% 1Q15 2Q15 3Q15 4Q15 1Q16 17.7% Jeff Schlarbaum Tenure as EVP & President Jeff Schlarbaum Tenure as EVP & President Jeff Schlarbaum Returns as CEO Jeff Schlarbaum Returns as CEO Note: Results from continuing operations excludes revenues of Southern California Braiding divested July 2015

Entering New Phase of Improved Performance Growth Obstacles to Growth Turnaround & Growth Stabilize • Initial turnaround commenced • Returned to profitability • Reestablished growth • Strong organic growth • Four niche acquisitions • Significantly broadened capabilities • Poor integration of prior acquisitions • Financial restatements • Goodwill impairment We Are Here 2008 – 2012 2013 - 2014 2015 - Beyond 2005 - 2008 Jeffrey T. Schlarbaum: EVP/ President of IEC 32% CAGR • New Leadership • Schlarbaum returns as President & CEO • Re-focus on core business • Divesting underperforming operation • Driving sustained growth and profitability 8

Shifting Revenue Mix Communications/Other 2% % of Sales by Sector Aerospace & Defense 38% Medical 34% Industrial 26% Strategic Shift Towards More Balanced Revenue Composition; Increased Percentage of Revenue from High Growth Medical Vertical 9 Year Ended September 30, 2015 Communications/Other 6% Aerospace & Defense 43% Medical 23% Industrial 28% Year Ended September 30, 2014

100% U.S.-Based; Key Differentiator 10 Rochester, NY Newark, NY Albuquerque, NM Importance of U.S. Location 1. Regulatory compliance 2. IP controls 3. Higher quality production 4. Return to near-shoring 5. Reduced supply chain risk Sample Key Customers: Locations of IEC Current Customers IEC Manufacturing Locations Critical to DoD and Industries Averse to Offshore Production

High-Margin Focus in Highly Regulated Markets 11 G ro ss Ma rg in (T TM )* 20% 6% 14% Consumer, Computing, Communications, Auto Medical, Industrial, Aerospace & Defense Portfolio Mix High Concentration High Concentration Mixed Portfolio *Source: Yahoo Finance as of February 2016

Leadership Team Jeffrey T. Schlarbaum President & Chief Executive Officer • IEC Senior Leader from 2005 to 2013 • Executive Management roles at Plexus Corp. and Seagate Technologies Jens Hauvn Sr. Vice President of Operations • Prior role at IEC: VP of Quality and Operational Excellence • Vice President, Corporate Quality at Ducommun Incorporated Michael T. Williams Chief Financial Officer • Eighteen years in various leadership roles at Bausch & Lomb • Vice President, Finance & Controller for Global Vision Care Business at Bausch & Lomb Jennifer M. Brown Vice President of Human Resources and Corporate Secretary • Executive Vice President, Chief Administrative Officer and Corporate Secretary at Alteva, Inc. • Senior Vice President – Admin. and Human Resources at Access Group, Inc. Matthew J. Smith Chief Information Officer • Director IT Consulting for JC Jones & Associates • Senior Vice President IT and Logistics at Oneida Ltd. 12

Progress Toward Initial Goals 13 Goal Status Phase I Unify all facilities under IEC brand and establish shared vision  Divest non-core underperforming West Coast operation  Restructure HQ facility to unlock greater efficiencies, productivity, and margin accretion  Launch rebranding campaign and new website  Reinvigorate existing customer relationships  Phase II Diversify Albuquerque facility capabilities beyond aerospace/defense  Implement new ERP system  Reformulate new customer acquisition structure to drive organic growth  Drive cross-selling opportunities amongst in-house verticals 

FINANCIALS 14

15 1Q16 Highlights Driving Improved Financial Performance Inc / (Dec) Q1 16 Q1 15 v. Q1 15 % Sales 32.9$ 28.8$ 14.2% Cost of Goods Sold 27.1$ 25.4 6.9% Gross Profit 5.8$ 3.5 68.4% % of Sales 17.7% 12.0% Selling & Admin 4.0$ 3.2 27.8% Restatement & Related Exp. (0.1)$ 0.0% Total SG&A 4.0$ 3.2 26.2% Operating Income 1.8$ 0.3 515.0% % of Sales 5.6% 1.0% Loss on Disc Ops, Net (0.5) 100.0% Net Income 1.5 (0.8) % of Sales 4.7% -2.7%

$28,000 $29,000 $30,000 $31,000 $32,000 $33,000 $34,000 $35,000 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Q1 FY16 16 Sales Trend Sales increase attributable to: • Restoring existing customer confidence • Strong medical sector demand Note: Sales from continuing operations excludes revenues of Southern California Braiding divested July 2015 Fiscal 2015 Sales Increased 5.1% Compared to Fiscal 2014

6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2013 2014 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Q1 FY16 17 Gross Margin Trend Gross margin increase attributable to: • Improved labor efficiency • Leveraged overhead • Lower excess & obsolete inventory expense Quarterly Results Note: Gross margin from continuing operations excludes revenues of Southern California Braiding divested July 2015 Q1 2016 Gross Profit Dollars Increased 68% YoY

Net Income Trend



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Turnaround Efforts Drive Return to Profitability

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IEC ELECTRONICS 2016 © | CANNOT BE PRESENTED, REDISTRIBUTED, OR SHOWN TO ANYONE WITHOUT EXPRESS WRITTEN PERMISSION

19 Backlog Trend $94.8 $87.2 $89.1* $91.2* $80.0 $82.0 $84.0 $86.0 $88.0 $90.0 $92.0 $94.0 $96.0 9/30/12 9/30/13 9/30/14 9/30/15 $ in m ill io ns *Adjusted to reflect backlog expected to ship within twelve months, excluding SCB Backlog Strength Continues to Improve

20 Near-Term Financial Goals ‣ Gross margin improvement • Goal to generate gross margins at, or higher than, gross margin exiting Fiscal 2015 ‣ Drive improved working capital • Focus on inventory reduction & more efficient asset management ‣ Reduce debt • Priority to continue to decrease debt ‣ Decrease one-time charges • Expect to see moderation of one-time items ‣ Sustained profitability and organic growth

21 ‣ Restore value to IEC shareholders • New management is closely aligned with existing shareholders and customers, with a clear turnaround strategy firmly in place ‣ Drive organic growth • Existing customers reaffirmed their partnerships with IEC and many have committed to increasing their levels of business • Reestablishing disciplines that drove revenue growth in past years ‣ Return IEC brand to leadership position • Company expecting to see marked improvement in 2016 • Restore to previous operational excellence: ranked #3 Forbes Top 100 Best Small Companies in 2011, and #6 in 2012 • Recently received Supplier Excellence Award from Harris Corporation Looking Forward

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